UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                October 21, 2002
                        (Date of earliest event reported)


                          SANGSTAT MEDICAL CORPORATION
             (Exact name of Registrant as specified in its charter)




         Delaware                   0-22890                   94-3076-069
(State of incorporation or   (Commission File No.)           (IRS Employer
      organization)                                        Identification No.)




                              6300 Dumbarton Circle
                                Fremont, CA 94555
                    (Address of principal executive offices)


                                 (510) 789-4300
              (Registrant's telephone number, including area code)

Item 5.       Other Events.

As disclosed in the press release attached as Exhibit 99.1, the Company's Board of Directors appointed Richard D. Murdock, currently a member of the Company's Board of Directors, as interim President, Chief Executive Officer and Chairman of the Board of Directors. Mr. Murdock will succeed Jean-Jacques Bienaime.

Item 7.       Exhibits.

              (a)     Not applicable

              (b)     Not applicable

              (c)     Exhibits

                      Exhibit No.         Description
                      99.1                Press release dated October 18, 2002

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SANGSTAT MEDICAL CORPORATION



                                      By:       /s/ Stephen G. Dance
                                                ------------------------------
                                                Stephen G. Dance
                                                Senior Vice President, Finance

Date:  October 21, 2002

                                  EXHIBIT INDEX



         Exhibit No.         Description

         99.1                Press release dated October 18, 2002

                                                                    Exhibit 99.1



Press Release                                                   Source: SangStat

SangStat Appoints Richard D. Murdock to Interim CEO as Jean-Jacques Bienaime Takes Position At Genencor After Successful Turnaround Bienaime Remains as Board Member

FREMONT, Calif.--Oct. 18, 2002--SangStat Medical Corporation (Nasdaq: SANG) announced today that Jean-Jacques Bienaime will resign from his position as Chairman, President and CEO in November 2002, and that he will remain as a member of the Board of Directors. SangStat also announced that Board member Richard D. Murdock will assume the responsibilities of interim Chairman, President and CEO. SangStat will host a conference call on Monday morning, October 21, 2002 at 9:00 am ET (6:00 am PT) to discuss the change in senior management.

During the last two years, Bienaime led a successful turnaround at SangStat. Through his leadership the Company shed unprofitable lines of business and focused on the development of high-value therapeutics. Bienaime has also assembled a highly experienced management team that produced two successful U.S. product launches; significantly grew the Company's pipeline; and met or exceeded financial expectations for six consecutive earnings quarters. The fourth quarter of 2001 was SangStat's first profitable quarter, and SangStat expects that 2002 will be its first profitable year.

"Making the decision to leave SangStat has been very difficult for me not only because of the close working relationships I've formed here, but also due to the continued success I expect SangStat will enjoy over the coming years," said Jean-Jacques Bienaime, outgoing Chairman, President and CEO. "We have all worked hard to turn SangStat into a profitable biotech company, and I am confident that through Rick Murdock's leadership, SangStat will identify the best person to lead it through a new period of sustained growth."

Jean-Jacques Bienaime leaves SangStat to succeed retiring CEO, W. Thomas Mitchell, at Genencor International (Nasdaq: GCOR).

SangStat Reiterates Q3 2002 Guidance and Confirms RDP58 Progress

SangStat is taking this opportunity to reiterate third quarter 2002 guidance of $32 - $34 million in revenues and $0.09 - $0.11 earnings per share (EPS). In addition, SangStat's clinical development program for RDP58 is on track. The randomized, blinded, placebo controlled Phase II studies of RDP58 in Ulcerative Colitis and Crohn's disease are enrolling on schedule and SangStat anticipates having data from these studies in early 2003. SangStat also expects to begin enrolling its first study of RDP58 in chemotherapy-induced diarrhea in early 2003 in the U.S.

SangStat has begun a search for a new chief executive officer who will build on the Company's marketing successes to include a depth of experience in clinical development and business development, as well as a track record in US and European operations management.

"Even during these times of market uncertainty, SangStat continues to perform on track with a successful business in transplantation and a robust pipeline in auto-immune disease and hematology," said Richard D. Murdock, interim Chairman, President and CEO. "SangStat has a great management team, and I am excited to work with them during this transition."

Richard D. Murdock has been a member of the SangStat Board of Directors since October 1993. Mr. Murdock is currently a biotechnology management consultant. From December 1998 until March 2001, Mr. Murdock was the President and Chief Executive Officer and a director of Kyphon, Inc., an orthopedic medical device company. From September 1991 to October 1998, Mr. Murdock served as the Chief Executive Officer and a director of CellPro, Incorporated, a public biotechnology company. Mr. Murdock received his B.S. in Zoology from the University of California at Berkeley and is an author of the book, "Patient Number One".

SangStat Investor Conference Call

Date:                       Monday, October 21, 2002

Time:                       9:00 am ET (6:00 am PT)

US Call Number:             800-915-4836

INT'L Call Number:          973-317-5319

This call is being webcast by CCBN and can be accessed via SangStat's web site at www.sangstat.com.

The webcast will be available until the end of the day on Friday, October 25, 2002. A call replay will also be available until then and can be accessed by calling:

    US: 800-428-6051
    Int'l: 973-709-2089
    Passcode # 265329

SangStat

SangStat is a global biotechnology company focused on immunology and working to discover, develop and market high value therapeutic products in the autoimmune, hematology/oncology and immunosuppression areas. SangStat's U.S. headquarters are in Fremont, California. SangStat also maintains a strong European presence, including direct sales and marketing forces in France, Germany, Italy, Spain, and the UK, and distributors throughout the rest of the world. SangStat's stock is traded on the Nasdaq under the symbol "SANG." The company's web site is located at www.sangstat.com.

This press release contains "forward-looking" statements. These forward-looking statements include statements on the continuing roles of Mr. Bienaime and Mr. Murdock, the recruitment of a successor to Mr. Bienaime, the Company's financial performance and possible profitability, the anticipated progress of the RDP clinical trials and the Company's potential pipeline. There are a number of important factors that could cause results to differ materially from those indicated by these forward-looking statements. Factors that could cause actual results to differ materially include, without limitation, finalization of the RDP and other studies, market conditions or other developments such as new competitors; increased sales or price reductions by current competitors; reduction in margin on key products; reduction in demand or failure of demand to reach anticipated levels; increases in expenses; changes in reimbursement for products; patent and other litigation; licensing or product transactions; delays in clinical trial enrollment, complications or delays in conducting pre-clinical or clinical trials, or requests from the regulatory agencies for additional clinical trials. Expectations with respect to revenue and EPS are subject to change upon completion of financial statements. For a discussion of these and other factors that might result in different outcomes, see "Risk Factors" in SangStat's 2001 Annual Report on Form 10-K, its 2002 quarterly reports on Form 10-Q and other documents filed with the Securities and Exchange Commission. SangStat assumes no obligation to update any such forward-looking statements, risks or reasons why actual results might differ.

-----------------------------------
Contact:

     SangStat
     Bill Martin, 510/789-4331
     510/703-2844 (mobile)
       or
     GCI
     Phyliss Milligan, 212/537-8129

-----------------------------------
Source: SangStat